TORTOISE CAPITAL SERIES TRUST

TORTOISE POWER AND ENERGY INFRASTRUCTURE FUND

SUPPLEMENT DATED JANUARY 23, 2025

TO THE PROSPECTUS, SUMMARY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 20, 2024

Important Notice Regarding Change in Investment Policy and Name

The Board of Trustees of Tortoise Capital Series Trust (the “Trust”) has approved the following changes to the name and non-fundamental investment policy adopted pursuant to Rule 35d-1 under the Investment Company Act of 1940 of Tortoise Power and Energy Infrastructure Fund (the “Fund”), a series of the Trust. These changes are expected to go into effect on March 24, 2025:

●	The Fund’s name will be changed from Tortoise Power and Energy Infrastructure Fund to “Tortoise Essential Energy Fund.”

●	The Fund’s non-fundamental investment policy to invest, under normal circumstances, at least 80% of its total assets (including assets obtained through borrowings for investment purposes) in securities of power and energy infrastructure companies will change to the following:

Under normal circumstances, the Fund invests at least 80% of its total assets (including assets obtained through borrowings for investment purposes) in essential energy assets. Essential energy assets are issuers that derive more than 50% of their revenue from power or energy infrastructure operations. Power infrastructure companies use long-lived assets to provide electric power generation (including nuclear and renewable energy), transmission and distribution. Energy infrastructure companies are engaged in the production or delivery of energy-related goods or services and include (i) companies that use a network of pipeline assets to transport, store, gather and/or process crude oil, refined petroleum products (including biodiesel and ethanol), natural gas or natural gas liquids and other low carbon fuels, (ii) companies that store, transport, distribute or treat water, waste management, electric and heating systems and (iii) companies in the renewable and clean energy sectors such as those that produce or deliver solar, wind, hydro or geo-thermal related products or services.

This change to the Fund’s non-fundamental investment policy will not impact the Fund’s investment objectives and is not expected to affect the Fund’s fees and expenses.

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